Strategic Partners Mutual Funds, Inc.
CIK# 0001035018
ANNUAL 10/31/06

Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 73A1, 73A2,73B1,73B2,74V1,74V2, and 74W correctly, the correct answers are as follows:

73A1/A2-

Series 5- Class A $0.0367, Class C $0.0286, Class D $0.0336, Class L $0.0336, Class M $0.0286, Class X $0.0286

Series 9- Class A $0.1990, Class B $0.0980 Class C $0.0980, Class L $0.1650, Class M $0.0980, Class X $0.0980

Series 10- Class A $0.5276, Class B $0.4735 Class C $0.4731, Class L $0.5092, Class M $0.4731, Class X $0.4716

Series 12- Class A $0.0189, Class B $0.000 Class C $0.000, Class L $0.0031, Class M $0.000, Class X $0.000

Series 18- Class A $0.0828, Class B $0.0085, Class C $0.0085, Class L $0.0580, Class M $0.0085, Class X $0.0085

Series 28- Class A $0.1268, Class B $0.0261, Class C $0.0261, Class L $0.0930, Class M $0.0261, Class X $0.0261

73B1/B2-

Series 16- Class A $3.9791, Class B $3.9791, Class C $3.9791, Class L $3.9791, Class M $3.9791, Class X $3.9791

Series 20- Class A $0.1074, Class B $0.1074,0 Class C $0.1074, Class L $0.1074, Class M $0.1074, Class X $0.1074

Series 28- Class A $0.7693, Class B $0.7693 Class C $0.7693, Class L $0.7693, Class M $0.7693, Class $0.7693

74V1/74V2- X

Series 2- Class A $13.20, Class B $11.22, Class C $11.19, Class L
$13.11, Class M $11.23, Class X $11.24

Series 5- Class A $1.00, Class C $1.00, Class D $1.00, Class L
$1.00, Class M $1.00, Class X $1.00

Series 9- Class A $14.44, Class B $14.40, Class C $14.39, Class L
$14.42, Class M $14.39, Class X $14.37

Series 10- Class A $7.26, Class B $7.26, Class C $7.25, Class L
$7.26, Class M $7.25, Class X $7.24

Series 12- Class A $16.45, Class B $15.89, Class C $15.87, Class L $16.37, Class M $15.89, Class X $15.86

Series 13- Class A $17.03, Class B $16.42, Class C $16.47, Class L $16.96, Class M $16.42, Class X $16.43

Series 14- Class A $16.43, Class B $15.67, Class C $15.63, Class L $16.29, Class M $15.65, Class X $15.62

Series 16- Class A $18.26, Class B $17.19, Class C $17.17, Class L $18.07, Class M $17.16, Class X $17.23, Class Z 18.30

Series 18- Class A $10.67, Class B $10.33, Class C $10.32, Class L $10.62, Class M $10.32, Class X $10.29

Series 20- Class A $5.58, Class B $5.29, Class C $5.33, Class L
$5.53, Class M $5.33 Class X $5.34

Series 24- Class A $4.97, Class B $4.81, Class C $4.78, Class L
$4.93, Class M $4.79, Class X $4.78

Series 28- Class A $14.56, Class B $14.46, Class C $14.46, Class L $14.52, Class M $14.45, Class X $14.46


74W-

Series 5- Class A $0.9999, Class C $ 0.9992, Class D $0.9995, Class L $0.9992, Class M $0.9995 , Class X $0.9995